UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2020
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36558 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

One Manhattanville Road, Suite 202
Purchase, New York 10577
(Address of principal executive offices, including zip code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01    Regulation FD Disclosure
On May 11, 2020, Townsquare Media, Inc. (the “Company,” “we,” “us,” or “our”) issued a press release announcing that it will host a conference call to discuss certain first quarter 2020 financial results on Wednesday, May 27, 2020 at 8:00 a.m. Eastern Time. The Company's press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 7.01.
The information furnished pursuant to this Item 7.01, including the press release attached as Exhibit 99.1 and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01    Other Events
Extension of Form 10-Q Filing Date
On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) (the “SEC Order”) that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak .
The Company is relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 outbreak. In particular, COVID-19 and related precautionary responses have limited our normal interactions and workflows among our accounting, financial and legal personnel and other staff and service providers involved in the completion of our quarterly review and preparation of the Quarterly Report. These restrictions have slowed the completion of our internal quarterly review, including evaluating the various impacts of COVID-19 on our financial statements, and preparing and completing in a timely manner the Quarterly Report.
We presently intend to file our Quarterly Report on or before June 25, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 11, 2020. If the Quarterly Report is filed by June 25, 2020, it will be deemed timely filed by the SEC.
In addition, in light of ongoing developments related to the COVID-19 pandemic, the Company intends to include the following risk factor discussion in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), as such discussion may be updated to reflect events subsequent to the date of this report:
The impact of the COVID-19 pandemic, or the impact of any future pandemic, is uncertain and difficult to predict, but the COVID-19 pandemic and the measures taken to contain it has had a material adverse effect on our business and revenues to date and may have a material adverse effect on our business, financial condition, results of operations, stock price, and liquidity in the future.
The COVID-19 pandemic has materially and adversely impacted the U.S. economy and financial markets, with legislative and regulatory responses including unprecedented monetary and fiscal policy actions across all sectors, and there is significant uncertainty as to timing of stabilization and recovery. Our business, results of operations and financial condition were adversely affected by the COVID-19 pandemic in the first quarter of 2020, especially beginning in mid-March, and such impact has materially worsened to date in the second quarter. The COVID-19 pandemic and measures taken to contain it have subjected our business, results of operations, financial condition, stock price and liquidity to a number of material risks and uncertainties, all of which may continue or worsen, including, but not limited to:

•
advertising revenue makes up the majority of our revenue, and, like other broadcast companies and similar businesses that depend on advertising spend, we have experienced, and may continue to experience, a significant decline in this revenue stream;

•
as a result of the COVID-19 pandemic, we have been forced to postpone or cancel a large number of our live events, which has had, and may continue to have, a significant negative impact on our live events revenue;

•
the COVID-19 pandemic has resulted in significantly reduced U.S. economic activity and significantly increased unemployment since early March, which could lead to a prolonged economic recession; consumer discretionary spending has been significantly curtailed and may worsen, all of which adversely impacts our customers’ businesses, financial condition, and liquidity and therefore our ability to sell advertising and our other products and services at acceptable rates or at all;

•
even when certain government and regulatory restrictions are lifted, consumer discretionary spending, attendance at live events and customer advertising may continue to be challenged due to fear, uncertainty and the increased challenges for businesses to re-start. Any prolonged reduction in actual revenues and anticipated reduction in projected revenues may require us to evaluate our intangible assets or goodwill for impairment;

•
the potential negative impact on the health of our employees, particularly if a significant number of them are impacted, could affect our ability to ensure business continuity during the period of disruption related to the pandemic and could increase our health benefits expense. The outbreak has forced many of our on-site and management office employees to work remotely, which may adversely impact our ability to effectively manage our business and maintain our financial reporting processes and related controls, as well as introduce operational risk, including an increased vulnerability to potential cyber security attacks;

•
the financial markets and our stock price have also been adversely impacted by the COVID-19 pandemic, and the negative financial impact of the COVID-19 pandemic could result in difficulty accessing debt or equity capital on attractive terms, or at all, funding business operations, complying with the covenants and obligations under our outstanding Senior Credit Facilities and Senior Notes, including meeting required payments of principal and interest or repaying outstanding debt, as well as negatively affect our credit rating, and could present similar difficulties to our clients as well as challenging their ability to meet their payment obligations to us and our and their ability to comply with our agreements;

•
as a result of the impact of the COVID-19 pandemic on our business and cash flows, our payment of dividends on our stock in the future is uncertain. The decision to declare and pay dividends on our common stock in the future, as well as the timing, amount, and composition of any such future dividends, will continue to be at the sole discretion of our board of directors and will depend on our earnings, liquidity, financial condition, capital requirements, contractual prohibitions, or other limitations under our debt, state law and such other factors as our board of directors deems relevant; and

•
our operations have been affected by the COVID-19 pandemic. We have taken actions, including significantly reducing our non-essential capital expenditures, reducing our workforce, voluntary salary reductions by senior management and other wage reduction efforts, and we continue to evaluate opportunities for managing our operating expenses and conserving our financial resources. Our future strategies, prospects and plans for growth may also be negatively impacted by the COVID-19 pandemic.

Taken individually, or together in any combination, the above could cause a material adverse effect on our business, financial condition, results of operations, and liquidity, although the extent of the potential effect will depend on future actions and outcomes, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the outbreak, the short-term and long-term economic impact of the outbreak (including the effect on advertising activity, consumer discretionary spending and our employees in the markets in which we operate), the actions taken to mitigate the impact of the virus, and the pace of economic and financial market recovery when the COVID-19 pandemic subsides, among others.
Forward-Looking Statements
Except for the historical information contained in this report, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “believe,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. Risks and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements include, but are not limited to, our ability to finalize our financial statements, the Annual Report and the Quarterly Report and the continuing effects of the COVID-19 pandemic. See “Risk Factors” and “Forward-Looking Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 12, 2019, and our subsequent filings with the SEC, for a discussion of additional factors that could have a material impact on our business. Townsquare Media, Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press release, dated May 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: May 11, 2020

Exhibit Index

Number	Exhibit

99.1	Press release, dated May 11, 2020